NORTHERN INSTITUTIONAL FUNDS

Large Cap Growth Portfolio

Summary Prospectus | April 1, 2012	Ticker: Class A—BFGAX

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus and other information about the Portfolio online at www.northernfunds.com/institutional/prospectus. You can also get this information at no cost by calling 800-637-1380 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated April 1, 2012, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Administration Fees	0.10%
Other Operating Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.07%
Fee Waiver and/or Expense Reimbursement(1)	(0.21)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.86%

(1)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Portfolio. The contractual waiver and reimbursement arrangements are expected to continue until at least April 1, 2013. After this date, NTI or the Portfolio may terminate the contractual arrangements. The Portfolio’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Portfolio and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$88	$319	$570	$1,287

PORTFOLIO TURNOVER. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49.54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Portfolio will invest, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies generally are considered to be those whose market capitalizations are, at the time the Portfolio makes an investment, within the range of the market capitalization of the companies in the Russell 1000® Growth Index, but not below $5 billion in market capitalization. Companies whose capitalization no longer meets this definition after purchase may continue to be considered large capitalization companies. As of December 31, 2011, the market capitalization of the companies in the Russell 1000 Growth Index was between $54.7 million and $374.5 billion. The size of companies in the Russell 1000 Growth Index changes with market conditions. In addition, changes to the composition of the Russell 1000 Growth Index can change the market capitalization range of companies in the Russell 1000 Growth Index. The Portfolio is not limited to the stocks included in the Russell 1000 Growth Index and may invest in other stocks that meet the Investment Adviser’s criteria discussed below.

Using fundamental research and quantitative analysis, the investment management team buys securities of a somewhat limited number of companies (generally less than 100) that it believes have favorable growth characteristics relative to their peers. Similarly, the investment management team sells securities it believes no longer have these or other favorable characteristics. The team also may sell securities in order to maintain the desired portfolio securities composition of the Portfolio. In determining whether a company has favorable

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characteristics, the investment management team uses an evaluation process that includes, but is not limited to:

■	Quantitative review of fundamental factors such as earnings metrics, valuation and capital deployment;

■	Qualitative fundamental analysis, including assessment of management, products, markets and costs in order to develop an investment thesis and key metrics for future performance;

■	Risk management analysis in which risk exposures are measured and managed at the security, industry, sector and portfolio levels; and

■	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

The Portfolio, from time to time, may emphasize particular companies or market segments, such as technology, in attempting to achieve its investment objective. Many of the companies in which the Portfolio invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Portfolio.

Frank Russell Company does not endorse any of the securities in the Russell 1000® Growth Index. It is not a sponsor of the Large Cap Growth Portfolio and is not affiliated with the Portfolio in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Portfolio may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Portfolio expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders.

TECHNOLOGY SECURITIES RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

As with any mutual fund, it is possible to lose money on an investment in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing (A) changes in the performance of the Portfolio’s Class A Shares from year to year, and (B) how the average annual total returns of the Portfolio’s Class A Shares compare to those of a broad-based securities market index.

On July 31, 2010, the Portfolio changed its principal investment strategy from investing, under normal circumstances, at least 65% of its net assets in equity securities to investing, under normal circumstances, at least 80% of its net assets in equity securities of large capitalization companies and changed its name from the Focused Growth Portfolio to the Large Cap Growth Portfolio. The performance shown prior to that date represents the performance of the Portfolio’s prior investment strategy.

The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s Web site at www.northernfunds.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

*For the periods shown in the bar chart above, the highest quarterly return was 14.15% in the third quarter of 2010, and the lowest quarterly return was (21.86)% in the fourth quarter of 2008.

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AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A
Return before taxes	7/1/93	(0.80)%	0.72%	0.91%	5.68%
Return after taxes on distributions		(0.80)%	0.64%	0.84%	4.68%
Return after taxes on distributions and sale of Portfolio shares		(0.52)%	0.59%	0.76%	4.58%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		2.64%	2.50%	2.60%	7.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Portfolio. Joseph R. Diehl, Jr., Senior Vice President of Northern Trust Investments, Inc. and Greg M. Newman, Vice President of Northern Trust Investments, Inc., have been managers of the Portfolio since July 2009.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Portfolio shares through your institutional account at Northern Trust (or an affiliate) or an authorized intermediary or you may open an account directly with Northern Institutional Funds (the “Trust”) generally with a minimum initial investment of $5 million in one or more of the Trust’s portfolios. There is no minimum for subsequent investments.

On any business day, you may sell (redeem) or exchange shares through your institutional account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

TAX INFORMATION

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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